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                                                                    Exhibit 99.3


                                 PARENT GUARANTY

         THIS PARENT GUARANTY, dated as of May 2, 2000 at 12:15 p.m. (this "Guaranty"), is executed by C-Cube Semiconductor Inc., a Delaware corporation ("Parent"), in favor of C-Cube Microsystems Inc., a Delaware corporation ("Lender").

                                    RECITALS

         A. Pursuant to a Promissory Note, dated as of May 2, 2000 at 12:15 p.m. (the "Note"), executed in favor of Lender by C-Cube Semiconductor II Inc., a Delaware corporation, of which Parent is the majority stockholder ("Borrower"), Lender has agreed to extend credit to Borrower upon the terms and subject to the conditions set forth therein.

         B. Lender's obligation to extend the credit to Borrower under the Note is subject, among other conditions, to receipt by Lender of this Guaranty, duly executed by Parent.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Parent hereby agrees with Lender as follows:

         1. Definitions and Interpretation. When used in this Guaranty, the following terms shall have the following respective meanings:

         "Bankruptcy Code" shall mean Title 11 of the United States Code (11 U.S.C. Section 101 et seq.) or any replacement or supplemental federal statutes dealing with the bankruptcy of debtors.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of Parent; or (b) the rights and remedies of Lender under this Guaranty, the Note, the other Transaction Documents or any related document, instrument or agreement.

         "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (or which would become due or arise but for the operation of any provision or doctrine with respect to the Bankruptcy Code and whether or not an allowed claim) pursuant to the terms of the Note or any of the other Transaction Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder. "Obligations" shall also include all "Obligations" as defined in the Note.
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Unless otherwise defined herein, all other capitalized terms used herein and defined in the Note shall have the respective meanings given to those terms in the Note. The rules of construction set forth in the Note shall, to the extent not inconsistent with the terms of this Guaranty, apply to this Guaranty and are hereby incorporated by reference. Parent acknowledges receipt of copies of the Note and the other Transaction Documents.

         2. Continuing Guaranty. Parent unconditionally guarantees and promises to pay to Lender at Lender's office located at the address set forth in Paragraph 8(a) hereof, on demand after the occurrence and during the continuance of an Event of Default, in lawful money of the United States, any and all Obligations, and to perform on demand after the occurrence and during the continuance of an Event of Default any and all Obligations. Parent's undertaking to guarantee shall not apply to any Obligations created after actual receipt by Lender of written notice of Parent's revocation as to future transactions; provided, however, that (i) it shall continue to be applicable to any Obligations created thereafter which result because payments of Obligations as to past transactions are rescinded or otherwise required to be surrendered by Lender after receipt; and, (ii) it shall continue to be applicable to any Obligations created thereafter which are created pursuant to any binding commitments of Lender. The liability of Parent hereunder is independent of the Obligations, and a separate action or actions may be brought and prosecuted against Parent irrespective of whether action is brought against Borrower or any other guarantor of the Obligations or whether Borrower or any other guarantor of the Obligations is joined in any such action or actions. This Guaranty is a guaranty of payment and not of collection.

         3. Representations and Warranties. Parent represents and warrants to Lender that (a) Parent is a corporation duly organized, validly, existing and in good standing under the laws of its state of incorporation and is duly qualified and in good standing in each jurisdiction where the nature of its business or properties requires such qualification, except where the failure to qualify could not reasonably be expected to have a Material Adverse Effect; (b) the execution, delivery and performance by Parent of this Guaranty are within the power of Parent and have been duly authorized by all necessary actions on the part of Parent; (c) this Guaranty has been duly executed and delivered by Parent and constitutes a legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally; (d) the execution, delivery and performance of this Guaranty do not (i) violate any laws, rules or regulations applicable to Parent, (ii) contravene any material contractual obligation of Parent, or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of Parent; (e) no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other person or entity (including, without limitation, the shareholders of any Parent) is required in connection with the execution, delivery and performance of this Guaranty, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect; (f) Parent has paid all taxes and other charges imposed by any governmental authority due and payable by Parent other than those which are being challenged in good faith by appropriate proceedings and for which adequate reserves have been established; (g) Parent is not in violation of any law, rule or regulation or contractual obligation other than those the consequences of which could not reasonably be expected to have a Material



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Adverse Effect; (h) Parent is neither an investment company (as defined in the
Investment Company Act of 1940) nor controlled by an investment company; (i) no litigation, investigation or proceeding of any governmental authority is pending or, to the knowledge of Parent, threatened against Parent which, if adversely determined, could reasonably be expected to have a Material Adverse Effect; and
(j) the Pro-Forma Financial Statements of Parent for the fiscal year ended December 31, 1999, were prepared in accordance with generally accepted accounting principles and present fairly the financial condition of Parent as at such date and the results of operations and changes in financial position for such period.

         4. Covenants. Parent hereby agrees (a) to deliver to Lender (i) notice of any Event of Default or of any other event or condition which could reasonably be expected to have a Material Adverse Effect, and (ii) such other information regarding business, operations or financial or other condition of Parent as Lender may reasonably request; (b) to the extent failure to do so could have a Material Adverse Effect, to pay all taxes and other charges imposed by any government authority upon Parent or its property as and when they become due; (c) to the extent failure to do so could reasonably be expected to have a Material Adverse Effect, to comply with all laws, rules and regulations and contractual obligations; and (d) to maintain its corporate existence and all rights, privileges and franchises necessary for the conduct of its business.

         5. Authorized Actions. Parent authorizes Lender, in its discretion, without notice to Parent, irrespective of any change in the financial condition of Borrower, Parent or any other guarantor of the Obligations since the date hereof, and without affecting or impairing in any way the liability of Parent hereunder, from time to time to (a) create new Obligations, and, either before or after receipt of notice of revocation, renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment or performance of the Obligations and exchange, enforce, waive or release any such security; (c) apply such security and direct the order or manner of sale thereof; (d) purchase such security at public or private sale; (e) otherwise exercise any right or remedy it may have against Borrower, Parent, any other guarantor of the Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale; (f) settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Obligations; and (g) assign the Obligations, this Guaranty, or the other Transaction Documents in whole or in part.

         6. Waivers. Parent waives (a) any right to require Lender to (i) proceed against Borrower or any other guarantor of the Obligations, (ii) proceed against or exhaust any security received from Borrower or any other guarantor of the Obligations, or (iii) pursue any other remedy in Lender's power whatsoever;
(b) any defense arising by reason of the application by Borrower of the proceeds of any borrowing; (c) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Parent against Borrower, any other guarantor of the Obligations or any security, whether resulting from an election by Lender to foreclose upon security by nonjudicial sale, or otherwise; (d) any setoff or counterclaim of Borrower or any defense which results from any disability or other defense of Borrower or the



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cessation or stay of enforcement from any cause whatsoever of the liability of
Borrower (including, without limitation, the lack of validity or enforceability of any Transaction Document); (e) any right to exoneration of sureties which would otherwise be applicable; (f) so long as any Obligations remain outstanding, any right of subrogation or reimbursement and, if there are any other guarantors of the Obligations, any right of contribution, and right to enforce any remedy which Lender now has or may hereafter have against Borrower, and any benefit of, and any right to participate in, any security now or hereafter received by Lender; (g) all presentments, demands for performance, notices of non-performance, notices delivered under the Note or any Transaction Document, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Obligations and notices of any public or private foreclosure sale; (h) the benefit of any statute of limitations to the extent permitted by law; (i) any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling; and (j) any right to be informed by Lender of the financial condition of Borrower or any other guarantor of the Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Obligations. Parent has the ability and assumes the responsibility for keeping informed of the financial condition of Borrower and any other guarantors of the Obligations and of other circumstances affecting such nonpayment and nonperformance risks.

         7. Subordination of Debt to Parent. Parent hereby subordinates any indebtedness of Borrower to Parent to the Obligations. Parent agrees that Lender shall be entitled to receive payment of all Obligations before Parent receives payment of any indebtedness of Borrower to Parent. Any payments on such indebtedness of Borrower to Parent, if Lender so requests, shall be collected, enforced and received by Parent as trustee for Lender and be paid over to Lender on account of the Obligations, but without reducing or affecting in any manner the liability of Parent under the other provisions of this Guaranty. Lender is authorized and empowered (but without any obligation to so do), in its discretion, (a) in the name of Parent, to collect and enforce, and to submit claims in respect of, indebtedness of Borrower to Parent and to apply any amounts received thereon to the Obligations, and (b) to require Parent (i) to collect and enforce, and to submit claims in respect of, indebtedness of Borrower to Parent, and (ii) to pay any amounts received on such indebtedness to Lender for application to the Obligations.

         8. Miscellaneous.

         (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Lender or Parent under this Guaranty shall be by telecopy or in writing and telecopied, mailed, telexed or delivered to each party at telecopier number or its address set forth below. All such notices and communications: when sent by federal express or other overnight service, shall be effective on the Business Day following the deposit with such service; when mailed, first class postage prepaid and addressed as aforesaid in the mails, shall be effective upon receipt; when telexed, shall be effective upon receipt of answerback; when delivered by hand, shall be effective upon delivery; and when telecopied, shall be effective upon confirmation of receipt.

                  Lender:       HARMONIC INC.




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                                549 Baltic Way
                                Sunnyvale, California 94089
                                Tel: 408-542-2500
                                Fax: 408-542-2516

                  Borrower:     C-CUBE SEMICONDUCTOR II INC.
                                1778 McCarthy Blvd.
                                Milpitas, California
                                Tel: (408) 590-8000
                                Fax: _________________

                  (b) Nonwaiver. No failure or delay on Lender's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

                  (c) Amendments and Waivers. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Parent and Lender. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

                  (d) Assignments. This Guaranty shall be binding upon and inure to the benefit of Lender and Parent and their respective successors and assigns; provided, however, that Parent and Lender may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Loan Agreement.

                  (e) Cumulative Rights, etc. The rights, powers and remedies of Lender under this Guaranty shall be in addition to all rights, powers and remedies given to Lender by virtue of any applicable law, rule or regulation of any Governmental Authority, the Loan Agreement, any other Operative Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender's rights hereunder.

                  (f) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.



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                  (g) Governing Law. This Guaranty shall be governed by and
         construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                  (h) Jury Trial. EACH OF PARENT AND LENDER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY.

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         IN WITNESS WHEREOF, Parent has caused this Guaranty to be executed as of the day and year first above written.



                                             C-CUBE SEMICONDUCTOR INC.




                                             By: /s/ UMESH PADVAL
                                                --------------------------------
                                             Name:   Umesh Padval
                                             Title:  President and Chief
                                                     Executive Officer



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